CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND

CORNERCAP SMALL-CAP VALUE FUND

CORNERCAP LARGE/MID-CAP VALUE FUND

Supplement to Statement of Additional Information

Dated November 18, 2013

This Supplement to the Statement of Additional Information (“SAI”) dated July 29, 2013 for the CornerCap Balanced Fund, CornerCap Small-Cap Value Fund and CornerCap Large/Mid-Cap Value Fund (each a “Fund,” collectively, the “Funds”), each a series of CornerCap Group of Funds, updates the SAI to include revised information as described below.

The following disclosure replaces similar disclosure beginning on page 13 of the SAI:

TRUSTEE COMPENSATION: No interested Trustee, officer, or employee of the Funds receives any compensation from the Funds for serving as an officer or Trustee of the Funds. Effective November 14, 2013, each Independent Trustee receives $3,000 for each Trustees meeting attended in-person and $2,000 for each Trustees meeting attended by telephone. Members of the Audit Committee are paid $1,000 per Audit Committee meeting, and the Audit Committee Chairman is paid $2,000 per Audit Committee meeting.